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Amendment No. 2

     AMENDMENT NO. 2 dated as of March 22, 1996 between AEP INDUSTRIES INC.
(the "COMPANY"), the lenders party thereto (the "LENDERS"), THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and MELLON BANK, N.A., as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT" and, together with the Administrative Agent, the "AGENTS").

     The Company, the Lenders and the Agents are parties to a Credit Agreement dated as of August 3, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for credit facilities by the Lenders to the Company in an aggregate principal or face amount of $140,000,000. The Company has requested that the Lenders modify the definitions of "Applicable Commitment Fee Rate" and "Applicable Margin" in Section 1.01 of the Credit Agreement and that the Lenders waive the restrictions under the Credit Agreement in order to permit the Company to make certain additional purchases of its own stock. Accordingly, the parties hereto agree as follows:

     Section 1.  DEFINITIONS.  Except as otherwise defined in this Amendment
No. 2, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent in Section 4 below, but effective as of March 31, 1996, the Credit Agreement shall be amended as follows:

     A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     B. The definitions of "Applicable Commitment Fee Rate" in Section 1.01 of the Credit Agreement is hereby amended by replacing the ratio of "2.40:1" with the ratio of "3.00:1" in both places where such ratio appears under the heading "Range of Leverage Ratio."

     C. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended (i) by deleting the words "with respect to the Revolving Credit Loans," in the sixth line thereof and (ii) by replacing the pricing grid contained therein with the following:


                                   Applicable Margin (% p.a.)
                                   --------------------------
"Range of Leverage
    Ratios                       Base Rate Loans     Eurodollar Loans
- -------------------------------  ---------------     ----------------
Less than 2.01:1                       0%                  0.75%

Equal to or greater than 2.01:1        0%                  1.25%
but less than 2.50:1

Equal to or greater than 2.50:1     0.50%                  1.75%
but less than 3.00:1

Equal to or greater than 3:00:1"     1.0%                  2.25%



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     Section 3.  REPRESENTATIONS AND WARRANTIES.  The Company hereby represents and warrants to the Lenders and the Agents that (a) the representations and warranties in Section 7 of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof and as if each reference in said
Section 7 to "this Agreement" included reference to this Amendment No. 2 and
(b) no Default has occurred and is continuing as of the date hereof.

     Section 4. CONDITIONS PRECEDENT. As provided in Section 2, the amendments to the Credit Agreement set forth in said Section 2 shall become effective as of the date hereof, upon execution and delivery of one or more counterparts of this Amendment No. 2 by each of the parties hereto.

     Section 5. MISCELLANEOUS. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                        AEP INDUSTRIES INC.

                                        s/a Paul M. Feeney
                                        ------------------------
                                        Executive Vice President

                                        LENDERS

                                        THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCATION)

                                        ------------------------


                                        MELLON BANK, N.A.

                                        ------------------------


                                        UNITED JERSEY BANK

                                        ------------------------

                                        VAN KAMPEN MERRITT PRIME RATE
                                         INCOME TRUST

                                        ------------------------

                                        THE BANK OF NEW YORK (NJ)

                                        ------------------------

                                        EUROPEAN AMERICAN BANK

                                        ------------------------

                                        THE SUMITOMO BANK, LIMITED

                                        ------------------------

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